The Glenmede Fund, Inc.

Alternative Risk Premia Portfolio (GLARX)

Supplement dated July 24, 2020 to the Summary Prospectus, Equity Prospectus and

Statement of Additional Information, each dated February 28, 2020

The Alternative Risk Premia Portfolio was liquidated on July 23, 2020 by shareholder redemption of all outstanding shares. Therefore, effective immediately, the Alternative Risk Premia Portfolio is closed to investments.

Please retain this Supplement for future reference.